UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

JETBLUE AIRWAYS CORPORATION

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
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(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 17, 2018.

Meeting Information
JETBLUE AIRWAYS CORPORATION	Meeting Type: For holders as of:	Annual Meeting March 23, 2018
Date: May 17, 2018 Time: 10:00 a.m. EDT
	Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/jblu2018.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/jblu2018 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).
JETBLUE AIRWAYS CORPORATION 27-01 Queens Plaza North Long Island City, NY 11101 Attn: Investor Relations

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS PROXY STATEMENT 2017 ANNUAL REPORT

How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2018 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/jblu2018. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR each nominee listed in the following proposal:

1.	To elect nine directors nominated by the Board of Directors to serve until the 2019 annual meeting of stockholders:

1a.	Peter Boneparth

1b.	Virginia Gambale

1c.	Stephan Gemkow

1d.	Robin Hayes

1e.	Ellen Jewett

1f.	Stanley McChrystal

1g.	Joel Peterson

1h.	Frank Sica

1i.	Thomas Winkelmann

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

3.	To approve, on an advisory basis, the compensation of our named executive officers.

NOTE: To transact such other business as may properly come before the annual meeting and any postponement(s) or adjournment(s) thereof.

NOTE: Certification: Pursuant to federal law and JetBlue's Certificate of Incorporation and bylaws, voting stock is subject to certain foreign ownership restrictions. By signing below, you represent that you are a United States citizen as that term is defined by the Federal Aviation Act or that the shares of stock represented by this proxy have been registered on the Foreign Stock Record of the Company.

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